Exhibit 20.1
                                                           ------------

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1995-1
                   For the February 17, 1998 Distribution Date
                       For  Monthly Period  35




    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-1 Supplement dated as of March 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1995-1 Class A Certificates and Series 1995-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the February 17, 1998 Distribution Date and with respect to the performance of the Trust during the month January 1998
(the " 35 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-1
        Certificateholders on February 17, 1998, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............            86.831180
        (2)    Class B Certificateholders..............             5.388854

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders...........            83.333333
        (2)    Class B Certificateholders...........             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates.................             3.497847
        (2)    Class B Certificates.................             5.388854

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to the preceding Monthly
            Period and allocated to the Series 1995-1 Certificates
            was equal to............................     $ 115,551,130.77

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................               12.26%

                For  34 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to............................               12.54%

                For the  33 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...................               11.10%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
            the Series 1995-1 Certificates .........     $ 106,034,342.37

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
            Series 1995-1 Certificates..............       $ 9,516,788.40

    B)    Deficit Controlled Amortization Amount..........         $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-1, and by the Investor Interest of all other outstanding Series)
            ........................................   $ 6,574,939,312.13

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............      $ 606,353,591.16
            (b)    Class A Investor Interest.......      $ 498,750,000.00
            (c)    Class B Investor Interest.......       $ 50,000,000.00
            (d)    Collateral Interest.............       $ 57,603,591.16

        (3)    The Investor Interest set forth in paragraph C(2)(a)
            above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................              9.2222%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
            above                                                 7.5856%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
            above                                                 0.7605%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph C(1)
            above                                                 0.8761%

        (7)    The Class A Floating Percentage.........          83.2016%

        (8)    The Class B Floating Percentage.........           7.2984%

        (9)    The Class B Principal Percentage........           7.2984%

        (10)    The Collateral Floating Percentage.....           9.5000%

        (11)    The Collateral Principal Percentage....           9.5000%

        (12)    The Floating Allocation Percentage.....          10.0748%

        (13)    The Principal Allocation Percentage....            13.3667%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
            was equal to.............................              16.67%

                For the  34 Monthly Period (the 2nd
             preceding Monthly Period), the annualized
             portfolio yield was equal to............              18.59%

                For the  33 Monthly Period (the
             3rd preceding Monthly Period), the annualized
             portfolio yield was equal to............              16.19%

                The three month average Portfolio Yield was
             equal to................................              17.15%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................               7.91%

                For the  34 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.............................               8.30%

                For the  33 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.............................               8.01%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 380,303,406.33              5.63%
             (2) 30 - 59 Days      $ 123,540,770.59              1.83%
             (3) 60 - 89 Days       $ 74,594,931.50              1.10%
             (4) 90 or More Days   $ 144,332,678.20              2.14%
                 Total             $ 722,771,786.62             10.69%

    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible with respect
            to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest ( the "Series 1995-1 Aggregate Investor
            Default Amount") .......................      $ 3,575,426.84

        (2) The portion of the series 1995-1 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 2,974,812.80

        (3) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 260,948.49

        (4) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 339,665.55

        (5)    The annualized investor default percentage (Series
            1995-1 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................                6.26%

                For the  34 Monthly Period (the 2nd
                preceding Monthly Period), the annualized investor
                default percentage was equal to                    6.29%

                For the  33 Monthly Period (the 3rd
                preceding Monthly Period), the annualized investor
                default percentage was equal to                    5.82%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...               $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...               $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............               $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-1 Certificates.....................           $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-1
        Certificates...................................           $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
            B Certificates paid with respect to Class A
            Certificates to make up deficiencies in Class A
            Required Amount for any Monthly Period.               $ 0.00

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................               $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 1,227,440.15

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 1,021,250.00

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................          $ 89,583.33

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 116,606.82


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................      $ 57,603,591.16

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................      $ 57,603,591.16

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
        Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor.           0.61
                                            Pool Factor Class A+B+C   0.60635
                                            Pool Factor Class A       0.58333

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
             Chase Manhattan Credit Card Master Trust Series 1995-2
                  For the February 17, 1998 Distribution Date
                       For  Monthly Period  32

    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-2 Supplement dated as of March 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1995-2 Class A Certificates and Series 1995-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the February 17, 1998 Distribution Date and with respect to the performance of the Trust during the month January 1998
(the " 32 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-2
        Certificateholders on February 17, 1998, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............            88.142873
        (2)    Class B Certificateholders..............             5.356771

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders...........            83.333333
        (2)    Class B Certificateholders...........             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates.................             4.809540
        (2)    Class B Certificates.................             5.356771

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to the preceding Monthly
            Period and allocated to the Series 1995-2 Certificates
            was equal to............................     $ 187,208,285.07

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................               12.26%

                For  31 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to............................               12.54%

                For the  30 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...................               11.10%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
            the Series 1995-2 Certificates .........     $ 168,002,604.44

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
            Series 1995-2 Certificates..............      $ 19,205,680.63

    B)    Deficit Controlled Amortization Amount..........         $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-2, and by the
            Investor Interest of all other outstanding Series)
            ........................................   $ 6,574,939,312.13

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............    $ 1,265,109,890.11
            (b)    Class A Investor Interest.......    $ 1,068,750,000.00
            (c)    Class B Investor Interest.......       $ 82,500,000.00
            (d)    Collateral Interest.............      $ 113,859,890.11

        (3)    The Investor Interest set forth in paragraph C(2)(a)
            above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................             19.2414%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
            above                                                16.2549%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
            above                                                 1.2548%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph C(1)
            above                                                 1.7317%

        (7)    The Class A Floating Percentage.........          85.0328%

        (8)    The Class B Floating Percentage.........           5.9672%

        (9)    The Class B Principal Percentage........           5.9672%

        (10)    The Collateral Floating Percentage.....           9.0000%

        (11)    The Collateral Principal Percentage....           9.0000%

        (12)    The Floating Allocation Percentage.....          20.3319%

        (13)    The Principal Allocation Percentage....          20.9761%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
            was equal to.............................              16.67%

                For the  31 Monthly Period (the 2nd
             preceding Monthly Period), the annualized
             portfolio yield was equal to............              18.59%

                For the  30 Monthly Period (the
             3rd preceding Monthly Period), the annualized
             portfolio yield was equal to............              16.19%

                The three month average Portfolio Yield was
             equal to................................              17.15%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................               7.90%

                For the  31 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.............................               8.29%

                For the  30 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.............................               8.00%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 380,303,406.33              5.63%
             (2) 30 - 59 Days      $ 123,540,770.59              1.83%
             (3) 60 - 89 Days       $ 74,594,931.50              1.10%
             (4) 90 or More Days   $ 144,332,678.20              2.14%
                 Total             $ 722,771,786.62             10.69%


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible with respect
            to Billing Cycles ending during preceding Monthly Period
            allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1995-2 Aggregate Investor Default
            Amount")   ..............................     $ 7,215,512.55

        (2) The portion of the series 1995-2 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 6,135,551.41

        (3) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 430,565.01

        (4) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 649,396.13

        (5)    The annualized investor default percentage (Series
            1995-2 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................                6.26%

                For the  31 Monthly Period (the 2nd
                preceding Monthly Period), the annualized investor
                default percentage was equal to                    6.29%

                For the  30 Monthly Period (the 3rd
                preceding Monthly Period), the annualized investor
                default percentage was equal to                    5.82%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...               $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...               $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............               $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-2 Certificates.....................           $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-2
        Certificates...................................           $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
            B Certificates paid with respect to Class A
            Certificates to make up deficiencies in Class A
            Required Amount for any Monthly Period.               $ 0.00

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................               $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 2,477,077.61

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 2,106,328.13

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................         $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 222,936.98


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................     $ 113,859,890.11

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................     $ 113,859,890.11

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
        Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor.           0.84
                                            Pool Factor Class A+B+C   0.84341
                                            Pool Factor Class A       0.83

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
             Chase Manhattan Credit Card Master Trust Series 1996-1
                   For the February 17, 1998 Distribution Date
                            For  Monthly Period  24




    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-1 Supplement dated as of February 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-1 Class A Certificates and Series 1996-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the February 17, 1998 Distribution Date and with respect to the performance of the Trust during the month January 1, 1998
(the " 24 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-1
        Certificateholders on February 17, 1998, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.228437
        (2)    Class B Certificateholders..............             5.347604

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................             5.228437
        (2)    Class B Certificates....................             5.347604

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-1 Certificates
               was equal to............................     $ 189,925,248.23

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.26%

                For  23 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to............................                  12.54%

                For the  22 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...................                  11.10%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-1 Certificates .........     $ 169,088,086.54

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-1 Certificates..............      $ 20,837,161.69

    B)    Deficit Controlled Amortization Amount..........            $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-1, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 6,574,939,312.13

        (2) The Investor Interest as of the last day of the preceding Monthly Period

                (a)    Investor Interest...............   $ 1,500,000,000.00
                (b)    Class A Investor Interest.......   $ 1,282,500,000.00
                (c)    Class B Investor Interest.......      $ 82,500,000.00
                (d)    Collateral Interest.............     $ 135,000,000.00

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................               22.81%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above                                                  19.51%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above                                                   1.25%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above                                                   2.05%

        (7)    The Class A Floating Percentage..........              85.50%

        (8)    The Class B Floating Percentage..........               5.50%

        (9)    The Class B Principal Percentage.........               5.50%

        (10)    The Collateral Floating Percentage......               9.00%

        (11)    The Collateral Principal Percentage.....               9.00%

        (12)    The Floating Allocation Percentage......              22.06%

        (13)    The Principal Allocation Percentage.....              22.06%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              16.67%

                For the  23 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to............              18.59%

                For the  22 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to............              16.19%

                The three month average Portfolio Yield was
                equal to................................              17.15%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               7.88%

                For the  23 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to................................               8.27%

                For the  22 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to................................           7.98%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:


                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 380,303,406.33              5.63%
             (2) 30 - 59 Days      $ 123,540,770.59              1.83%
             (3) 60 - 89 Days       $ 74,594,931.50              1.10%
             (4) 90 or More Days   $ 144,332,678.20              2.14%
                 Total             $ 722,771,786.62             10.69%



    F)    Investor Default Amount

        (1)   The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible with respect
            to Billing Cycles ending during preceding Monthly Period
            allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1996-1 Aggregate Investor Default
            Amount")  ...............................     $ 7,828,454.74

        (2) The portion of the series 1996-1 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 6,693,328.80

        (3) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 430,565.01

        (4) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 704,560.93

        (5)    The annualized investor default percentage (Series
            1996-1 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................                6.26%

                For the  23 Monthly Period (the 2nd
                preceding Monthly Period), the annualized investor
                default percentage was equal to ....               6.29%

                For the  22 Monthly Period (the 3rd
                preceding Monthly Period), the annualized investor
                default percentage was equal to ....               5.82%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...               $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............               $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-1 Certificates.....................           $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1996-1
        Certificates...................................           $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
            B Certificates paid with respect to Class A
            Certificates to make up deficiencies in Class A
            Required Amount for any Monthly Period.               $ 0.00

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................               $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 2,687,500.00

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 2,297,812.50

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................         $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 241,875.00


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor            1.00

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-2
                   For the February 17, 1998 Distribution Date
                          For  Monthly Period  21




    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-2 Class A Certificates and Series 1996-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the February 17, 1998 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month January 1, 1998 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate
(a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-2
          Certificateholders on February 17, 1998, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............            15.218333
        (2)    Class B Certificateholders..............            15.422778

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................            15.218333
        (2)    Class B Certificates....................            15.422778

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-2 Certificates
               was equal to............................      $ 37,567,631.52

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.26%

               For  20 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................               12.54%

               For the  19 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................               11.10%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-2 Certificates .........      $ 33,445,995.14

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-2 Certificates..............       $ 4,121,636.38

    B)    Deficit Controlled Amortization Amount.................     $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of the preceding Monthly Period
               (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-2, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 6,574,939,312.13

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................     $ 296,703,296.70
            (b)    Class A Investor Interest...........     $ 253,681,000.00
            (c)    Class B Investor Interest...........      $ 16,318,000.00
            (d)    Collateral Interest.................      $ 26,704,296.70

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................                4.51%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ....................................              3.86%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ...................................               0.25%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................                0.41%

        (7)    The Class A Floating Percentage..........              85.50%

        (8)    The Class B Floating Percentage..........               5.50%

        (9)    The Class B Principal Percentage.........               5.50%

        (10)    The Collateral Floating Percentage......               9.00%

        (11)    The Collateral Principal Percentage.....               9.00%

        (12)    The Floating Allocation Percentage......               4.36%

        (13)    The Principal Allocation Percentage.....               4.36%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              16.67%

               For the  20 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to.............              18.59%

               For the  19 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to.............              16.19%

               The three month average Portfolio Yield was
               equal to.................................              17.15%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               8.11%

               For the  20 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to.................................               8.15%

               For the  19 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to.................................               8.12%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 380,303,406.33              5.63%
             (2) 30 - 59 Days      $ 123,540,770.59              1.83%
             (3) 60 - 89 Days       $ 74,594,931.50              1.10%
             (4) 90 or More Days   $ 144,332,678.20              2.14%
                 Total             $ 722,771,786.62             10.69%


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-2 Aggregate Investor Default Amount")
               ...........................................      $ 1,548,485.55

        (2)    The portion of the series 1996-2 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 1,323,953.48

        (3)    The portion of the Series 1996-2 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................          $ 85,163.15

        (4)    The portion of the Series 1996-2 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 139,368.92

        (5)    The annualized investor default percentage ((Series
               1996-2 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................                6.26%

               For the  20 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               6.29%

               For the  19 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               5.82%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......              $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......              $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................               $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................               $ 0.00

        (12)   The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................              $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-2 Certificates........................              $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-2 Certificates...............................              $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
               B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....              $ 0.00

        (2)    Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount............................              $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 531,593.41

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 454,511.79

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 29,236.42

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................          $ 47,845.20


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 26,704,296.70

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 26,704,296.70

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest).  The amount of a
          Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor...           1.00

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
             Chase Manhattan Credit Card Master Trust Series 1996-3
                   For the February 17, 1998 Distribution Date
                          For  Monthly Period  20




    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The information which is required to be prepared with respect to the February 17, 1998 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month January 1, 1998 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate
(a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-3
          Certificateholders on February 17, 1998, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.866667
        (2)    Class B Certificateholders..............             6.008333

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................             5.866667
        (2)    Class B Certificates....................             6.008333

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-3 Certificates
               was equal to............................     $ 135,419,207.25

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.26%

               For  19 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................               12.54%

               For the  18 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................               11.10%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-3 Certificates .........     $ 120,562,036.10

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-3 Certificates..............      $ 14,857,171.15

    B)    Deficit Controlled Amortization Amount.................     $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-3, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 6,574,939,312.13

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................   $ 1,069,519,786.10
            (b)    Class A Investor Interest...........     $ 957,220,000.00
            (c)    Class B Investor Interest...........      $ 42,780,000.00
            (d)    Collateral Interest.................      $ 69,519,786.10

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................               16.27%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ....................................             14.56%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ...................................               0.65%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................                1.06%

        (7)    The Class A Floating Percentage..........              89.50%

        (8)    The Class B Floating Percentage..........               4.00%

        (9)    The Class B Principal Percentage.........               4.00%

        (10)    The Collateral Floating Percentage......               6.50%

        (11)    The Collateral Principal Percentage.....               6.50%

        (12)    The Floating Allocation Percentage......              15.73%

        (13)    The Principal Allocation Percentage.....              15.73%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              16.67%

               For the  19 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to.............              18.59%

               For the  18 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to.............              16.19%

               The three month average Portfolio Yield was
               equal to.................................              17.15%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               9.13%

               For the  19 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to.................................               9.15%

               For the  18 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to.................................               9.13%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 380,303,406.33              5.63%
             (2) 30 - 59 Days      $ 123,540,770.59              1.83%
             (3) 60 - 89 Days       $ 74,594,931.50              1.10%
             (4) 90 or More Days   $ 144,332,678.20              2.14%
                 Total             $ 722,771,786.62             10.69%


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-3 Aggregate Investor Default Amount")
               ...........................................      $ 5,581,791.50

        (2)    The portion of the series 1996-3 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 4,995,702.30

        (3)    The portion of the Series 1996-3 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................         $ 223,267.53

        (4)    The portion of the Series 1996-3 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 362,821.67

        (5)    The annualized investor default percentage ((Series
               1996-3 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................                6.26%

               For the  19 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               6.29%

               For the  18 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               5.82%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......              $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......              $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................               $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................               $ 0.00

        (12)   The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................              $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-3 Certificates........................              $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-3 Certificates...............................              $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
               B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....              $ 0.00

        (2)    Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount............................              $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,715,019.17

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 124,556.28


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest).  The amount of a
          Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor...           1.00

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
             Chase Manhattan Credit Card Master Trust Series 1996-4
                   For the February 17, 1998 Distribution Date
                          For  Monthly Period  20


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-4 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-4 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-4 Class A Certificates and Series 1996-4 Class B Certificates during the previous month. The information which is required to be prepared with respect to the February 17, 1998 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month January 1, 1998 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor Certificate
(a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-4
          Certificateholders on February 17, 1998, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.608333
        (2)    Class B Certificateholders..............             5.741667

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................             5.608333
        (2)    Class B Certificates....................             5.741667

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-4 Certificates
               was equal to............................     $ 135,419,207.25

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.26%

               For  19 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................               12.54%

               For the  18 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................               11.10%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-4 Certificates .........     $ 120,562,036.10

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-4 Certificates..............      $ 14,857,171.15

    B)    Deficit Controlled Amortization Amount.................     $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-4, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 6,574,939,312.13

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................   $ 1,069,519,786.10
            (b)    Class A Investor Interest...........     $ 957,220,000.00
            (c)    Class B Investor Interest...........      $ 42,780,000.00
            (d)    Collateral Interest.................      $ 69,519,786.10

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................               16.27%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ....................................             14.56%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ...................................               0.65%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................                1.06%

        (7)    The Class A Floating Percentage..........              89.50%

        (8)    The Class B Floating Percentage..........               4.00%

        (9)    The Class B Principal Percentage.........               4.00%

        (10)    The Collateral Floating Percentage......               6.50%

        (11)    The Collateral Principal Percentage.....               6.50%

        (12)    The Floating Allocation Percentage......              15.73%

        (13)    The Principal Allocation Percentage.....              15.73%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              16.67%

               For the  19 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to.............              18.59%

               For the  18 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to.............              16.19%

               The three month average Portfolio Yield was
               equal to.................................              17.15%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               8.84%

               For the  19 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to.................................               8.86%

               For the  18 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to.................................               8.84%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 380,303,406.33              5.63%
             (2) 30 - 59 Days      $ 123,540,770.59              1.83%
             (3) 60 - 89 Days       $ 74,594,931.50              1.10%
             (4) 90 or More Days   $ 144,332,678.20              2.14%
                 Total             $ 722,771,786.62             10.69%


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-4 Aggregate Investor Default Amount")
               ...........................................      $ 5,581,791.50

        (2)    The portion of the series 1996-4 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 4,995,702.30

        (3)    The portion of the Series 1996-4 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................         $ 223,267.53

        (4)    The portion of the Series 1996-4 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 362,821.67

        (5)    The annualized investor default percentage ((Series
               1996-4 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................                6.26%

               For the  19 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               6.29%

               For the  18 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               5.82%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......              $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......              $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................               $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................               $ 0.00

        (12)   The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................              $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-4 Certificates........................              $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-4 Certificates...............................              $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
               B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....              $ 0.00

        (2)    Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount............................              $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,715,019.17

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 124,556.28


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest).  The amount of a
          Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor...           1.00